                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

                         FIRST AMENDMENT TO GUARANTY BY
                       WILLIAMS GAS PIPELINE COMPANY, LLC

         This First Amendment dated as of October 31, 2002 (this "Amendment") to the Guaranty dated as of July 31, 2002 (as amended and modified from time to time, the "Guaranty"), is executed by Williams Gas Pipeline Company, LLC (the "Guarantor"), in favor of the Financial Institutions. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Guaranty.

                                   WITNESSETH:

         WHEREAS, the parties hereto have agreed to amend certain provisions of the Guaranty;

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Guaranty is hereby amended as follows:

1.       Amendments.

         (a) The second sentence of the first paragraph of the Guaranty is amended by deleting such paragraph and replacing it in its entirety with the following:

                  "Capitalized terms used in this Guaranty but not defined herein shall have the meanings set forth for such terms in the Amended and Restated Credit Agreement dated as of October 31, 2002, executed by The Williams Companies, Inc., as borrower (the "Company"), Citicorp USA, Inc., as agent and collateral agent, Bank of America N.A. as syndication agent, Citibank, N.A., The Bank of Nova Scotia and Bank of America N.A. as issuing banks, Salomon Smith Barney Inc., as arranger, and the banks named therein (as the same may be modified, replaced, refinanced, amended or supplemented from time to time, the "New Credit Agreement").

         (b) Paragraph "A" of the Introduction to the Guaranty is amended by deleting such paragraph and replacing it in its entirety with the following:

                  "The Company and/or its Subsidiaries (i) have entered into certain financing transactions with, and (ii) prior to the date hereof, have caused certain existing letters of credit to be issued by, certain agents, lenders, financial institutions and other investors (such agents, lenders, financial institutions and investors, and, to the extent any such financing transaction consists of or includes a guaranty provided by the Company and/or its Subsidiaries, each of the beneficiaries of such guaranty (as set forth therein) and each of the entities more fully described on Schedule III attached hereto (collectively, the "Financial Institutions"); provided, however, except as expressly noted on Schedule III, neither the Company nor any of its Subsidiaries shall be a deemed a "Financial Institution". Such financing transactions, including those entered into in connection with the New Credit Agreement and the existing letters of credit, are documented by certain credit, security, letter of credit and guaranty documents, all as more fully set forth on Schedule I attached hereto (collectively, as the same may be modified, replaced, refinanced, amended or supplemented from time to time, the "Credit Documents"). "Borrowers" as used herein shall mean the borrowers or guarantors under any one or more of the Credit Documents."

         (c) Section 6(e) of the Guaranty is hereby amended by deleting such Section and replacing it in its entirety with the following:

                  "The Guarantor will not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt, except that Guarantor and its Subsidiaries may create, incur, assume and suffer to exist
                  Debt: (i) which constitutes unsecured intercompany Indebtedness of the Guarantor or any of its Subsidiaries to the Company or to any Subsidiary of the Company, provided that such intercompany Indebtedness (x) was incurred or is incurred in the ordinary course of the business of the Guarantor or any Subsidiary and (y) is expressly subordinated to the Guaranteed Obligations (intercompany indebtedness that meets all of the requirements of this clause (i) is referred to in this Guaranty as "Acceptable Intercompany Indebtedness") or (ii) to the extent permitted by the Credit Documents (including, without limitation, Debt existing as of July 31, 2002, that is permitted pursuant to Section 5.2(p) of the New Credit Agreement or 5.02(p) of the Multiyear Williams Credit Agreement)."

         (d) Section 6(f) of the Guaranty is hereby amended by deleting such Section and replacing it in its entirety with the following:

                  "The Guarantor will not create, incur, assume or suffer to exist any obligation or liability other than (i) Debt permitted under clause (i) of Section 6(e) above, (ii) this Guaranty, (iii) obligations or liabilities that are listed on
                  Schedule II hereto, (iv) contractual obligations in the nature of indemnities or guaranties of performance entered into in the ordinary course of business in connection with the disposition of Subsidiaries or assets of Subsidiaries and (v) other obligations not exceeding $100,000 in the aggregate."

         (e) Section 6(h) of the Guaranty is hereby amended by deleting such Section and replacing it in its entirety with the following:

                  "Except to the extent expressly permitted by the New Credit Agreement, the Guarantor will not sell, issue or otherwise dispose of, or create, assume, incur of suffer to exist any Lien on or in respect of, or permit any of its Subsidiaries to sell, issue or otherwise dispose of or create, assume, incur or suffer to exist any Lien on or in respect of, any Equity Interests or any direct or indirect interest in any Equity Interests in any Important Subsidiary. As used herein "Important Subsidiary" means (i) any Subsidiary of the Guarantor with assets having a book value of $1,000,000,000 or more, other than Williams Gas Pipelines Central, Inc. (ii) any Subsidiary of the Guarantor, other than Williams Gas Pipelines Central, Inc., that itself (on an unconsolidated, stand alone basis) owns in excess of 5% of the book value of the Consolidated Assets of the Guarantor and its Consolidated Subsidiaries and (iii) each of TGPL, TGT, and NWP. "TGPL", "TGT", and "NWP" are used herein as defined in the Multiyear Williams Credit Agreement."

         (f) Section 6(i) of the Guaranty is hereby amended by inserting the following phrase at the beginning such Section:

                  "Other than with respect to Acceptable Intercompany Indebtedness owing by the Borrower or by any Subsidiary of the Borrower to the Guarantor or any of its Subsidiaries,".

         (g) Section 8.01 of the Guaranty is hereby amended and restated in its entirety and replaced with the following:

                  8.01. Amendments, Etc. Any amendment or waiver to this Guaranty shall be effective only if approved by Financial Institutions holding at least 51% of the principal amount of the Guaranteed Obligations at the time thereof and only in the specific instance and for the specific purpose for which given. Provided, however, that any amendment or waiver releasing the Guarantor from any liability hereunder shall require the unanimous consent of all Financial Institutions and be effective only in the specific instance and for the specific purpose for which given. No Financial Institution may be removed as a beneficiary of this Guaranty without such Financial Institution's prior written consent.

         (h) Section 8.06 of the Guaranty is hereby amended and restated in its entirety and replaced with the following:

                  "Section 8.06 Incorporated Definitions and Provisions. All defined terms and other provisions that are incorporated into this Guaranty by reference to other agreements shall incorporate into this Guaranty the provisions of such other agreements that exist as of the date hereof; however, such provisions shall be automatically modified herein by any amendment or modification that takes place after the date hereof in such other referenced agreement(s)."

         (i) Schedule I to the Guaranty is hereby amended and restated in its entirety with Schedule I attached hereto.

         (j) A new Schedule II to the Guaranty and a new Schedule III to the Guaranty are hereby added which are the documents attached as Schedule II and Schedule III hereto.

2. Representations and Warranties. Guarantor hereby restates as of even date herewith all of the representations and warranties contained in Section 5 of the Guaranty.

3. Conditions to Effectiveness. This Amendment shall be deemed effective (the "Effective Date") upon the satisfaction of the conditions precedent as set out in Section 3.1 of that certain Amended and Restated Credit Agreement, dated as of October 31, 2002, among Company and the Financial Institutions named therein, without giving effect to the terms of Section 3.3.

4. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

5. Reference to and Effect on the Guaranty. The amendments set forth herein are limited precisely as written and shall not be deemed to be a consent or waiver to, or modification of any other term or condition in the Guaranty or any of the documents referred to therein. Except as expressly amended and consented hereby, the terms and conditions of the Guaranty shall continue in full force and effect, and as amended hereby, the Guaranty is ratified and confirmed in all respects. On and after the Effective Date, the Guaranty shall be deemed to mean the Guaranty as amended hereby.

6. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Schedule I:       Schedule I to Guaranty
Schedule II:      Schedule II to Guaranty
Schedule III:     Schedule III to Guaranty

         IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Amendment to be signed in their respective names.

                                      Williams Gas Pipeline Company, LLC,
                                      as Guarantor


                                      By:   /s/ James G. Ivey
                                          --------------------------------------
                                      Name:     James G. Ivey
                                            ------------------------------------
                                      Title:    Assistant Treasurer
                                            ------------------------------------



                                      [FINANCIAL INSTITUTIONS]

         Each of the entities reflected on the following ten (10) pages is executing this Amendment as a Financial Institution party to the Amended and Restated Credit Agreement dated as of October 31, 2002 among the Company and the Financial Institutions named therein:

                                    AGENT AND COLLATERAL AGENT:

                                    CITICORP USA, INC., as Agent and Collateral
                                    Agent



                                    By:  /s/ Todd J. Mogil
                                    Name:  Todd J. Mogil
                                    Title:  Vice President

                                    BANKS AND ISSUING BANKS:

                                    CITIBANK N.A., as Issuing Bank



                                    By:  /s/ Todd J. Mogil
                                    Name:  Todd J. Mogil
                                    Title:  Vice President

                                    CITICORP USA, INC.



                                    By:  /s/ Todd J. Mogil
                                    Name:  Todd J. Mogil
                                    Title:  Vice President

                                    THE BANK OF NOVA SCOTIA, as Canadian Issuing
                                    Bank and Bank



                                    By:
                                    Name:
                                    Title:

                                    BANK OF AMERICA N.A., as Issuing Bank and
                                    Bank



                                    By:  /s/ Claire M. Liu
                                    Name:  Claire M. Liu
                                    Title:  Managing Director

                                    JP MORGAN CHASE BANK



                                    By:  /s/ Robert W. Traband
                                    Name:  Robert W. Traband
                                    Title:  Vice President

                                    TORONTO DOMINION (TEXAS), INC.



                                    By:   /s/ Jill Hall
                                    Name:  Jill Hall
                                    Title:  Vice President

                                    CREDIT LYONNAIS NEW YORK BRANCH



                                    By:  /s/ Olivier Audermard
                                    Name:  Olivier Audermard
                                    Title:  Senior V.P.

                                    MERRILL LYNCH CAPITAL CORP.



                                    By:  /s/ Carol J.E. Feeley
                                    Name:  Carol J.E. Feeley
                                    Title:  Vice President

                                    LEHMAN COMMERCIAL PAPER INC.



                                    By:  /s/ Francis Chang
                                    Name:  Francis Chang
                                    Title:  Authorized Signatory

                                   SCHEDULE I
                                CREDIT DOCUMENTS


NEW CREDIT FACILITY:

Amended and Restated Credit Agreement dated as of October 31, 2002 executed by The Williams Companies, Inc., as borrower, Citicorp USA, Inc., as agent and collateral agent, Bank of America N.A. as syndication agent, Citibank, N.A. and Bank of America N.A. as issuing bank, Salomon Smith Barney Inc., as arranger, and the banks named therein.

All documents, instruments, agreements, certificates and notices at any time executed and/or delivered in connection with the foregoing.

PROGENY AGREEMENTS

Parent Support Agreement dated as of December 23, 1998, made by The Williams Companies, Inc. in favor of Castle Associates L. P. and Colchester LLC and the other Indemnified Persons listed therein, as amended. Notwithstanding anything in the Guaranty to the contrary, for purposes of Section 8.01 of the Guaranty, the principal amount of this Progeny Facility shall equal the outstanding Unrecovered Capital of the Limited Partner plus all accrued and undistributed First Priority Return to be distributed to the Limited Partner in accordance with Section 4.01(a) of the Castle Partnership Agreement plus all other amounts then due and payable to the Limited Partner. As used herein, "Castle Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of Castle Associates L.P., dated as of December 23, 1998, by and among Garrison, L.L.C., a Delaware limited liability company, Laughton, L.L.C., a Delaware limited liability company, and Colchester LLC, a Delaware limited liability company, as amended, supplemented, amended and restated or otherwise modified from time to time. Capitalized terms used in this paragraph but not otherwise defined herein shall have the meanings ascribed in the Castle Partnership Agreement.

First Amended and Restated Term Loan Agreement dated as of October 31, 2002, among The Williams Companies, Inc., as Borrower, and Credit Lyonnais New York Branch, as Administrative Agent, and the Lenders named therein, as amended.

Second Amended and Restated Participation Agreement dated as of January 28, 2002, among Williams Oil Gathering, L.L.C., as Lessee, Williams Field Services Company, a Delaware corporation, as Construction Agent, The Williams Companies, Inc., a Delaware corporation, as Guarantor, Wells Fargo Bank Northwest, National Association (formerly known as First Security Bank, National Association), as Certificate Trustee, Wells Fargo Bank Nevada, N.A. (successor by merger to First Security Trust Company of Nevada), as Collateral Agent, the financial institutions named therein as the Facility Lenders and Purchasers, Bank of America, National Association, as Administrative Agent and Administrator for the CP Lender, Banc of America

Facilities Leasing, L.L.C., as Arranger, Bank of Nova Scotia, as Syndication Agent, and Credit Agricole Indosuez, as Documentation Agent, as amended by the Consent and First Amendment dated as of July 31, 2002 and the Consent and Second Amendment dated as of October 31, 2002. Second Amended and Restated Participation Agreement dated as of January 28, 2002 among Williams Field Services - Gulf Coast Company, L.P., a Delaware limited partnership, as Lessee, Williams Field Services Company, a Delaware corporation, as Guarantor, Wells Fargo Bank Northwest, National Association, (formerly known as First Security National Bank , National Association), as Certificate Trustee, Wells Fargo Bank Nevada N.A., (successor by merger to First Security Trust company of Nevada), as Collateral Agent, the financial institutions named therein as Certificate Holders, Hatteras Funding Corporation, a Delaware corporation, as CP Lender, the financial institutions named therein as the Facility Lenders and Purchasers, Bank of America, National Association, as Administrative Agent and Administrator for the CP Lender, Banc of America Facilities Leasing, L.L.C., as Arranger, Bank of Nova Scotia, as Syndication Agent, and Credit Agricole Indosuez, as Documentation Agent, as amended by the Consent and First Amendment dated as of July 31, 2002 and the consent and Second Amendment dated as of October 31, 2002.

$200,000,000 Term Loan Agreement dated as of January 29, 1999, among The Williams Companies, Inc., as Borrower, and Mizuho Corporate Bank, Ltd., f/k/a The Fuji Bank, Limited, as Administrative Agent, and the Banks named therein, as amended.

Joint Venture Sponsor Agreement dated as of December 28, 2000, among The Williams Companies, Inc., as Sponsor and Williams Field Services Company, in favor of Prairie Wolf Investors, Arctic Fox Assets, L.L.C., Williams Energy (Canada), Inc. and the other Indemnified Persons listed therein, as amended. Notwithstanding anything in the Guaranty to the contrary, for purposes of
Section 8.01 of the Guaranty, the outstanding amount of this Progeny Facility shall equal the outstanding Capital Contribution of the Joint Venture Class B Member (each as defined in the Snow Goose Company Agreement) plus the accrued and unpaid Class B Amount (as defined in the Snow Goose Company Agreement) plus all other amounts then due and payable to the Joint Venture Class B Member. As used herein, "Snow Goose Company Agreement" means the Amended and Restated Company Agreement of Snow Goose Associates, L.L.C., a Delaware limited liability company, Prairie Wolf Investors, L.L.C., a Delaware limited liability company, and Snow Goose Associates, L.L.C., a Delaware limited liability company, as amended, supplemented, amended and restated or otherwise modified from time to time.

Letter of Credit and Reimbursement Agreement dated as of May 15, 1994, among Tulsa Parking Authority, The Williams Companies, Inc., Bank of Oklahoma, National Association, and Bank of America, N.A. (formerly NationsBank of Texas, N.A.), relative to Tulsa Parking Authority First Mortgage Revenue Bonds, as amended.

$127,000,000 Master Agreement dated as of March 6, 2000, among The Williams Companies, Inc., as Guarantor, Williams TravelCenters, Inc. and certain other subsidiaries of The Williams Companies, Inc., as Lessees, Atlantic Financial Group, Ltd., as Lessor, SunTrust Bank, as Agent, Societe Generale, Southwest Agency, as Documentation Agent, and KBC Bank, N.V., as Syndication Agent and the Lenders named therein, as amended.

PPH Sponsor Agreement dated as of December 31, 2001, by The Williams Companies, Inc., as Sponsor, in favor of Piceance Production Holdings LLC, Plowshare Investors LLC, and other Indemnified Persons listed in the agreement, as amended. Notwithstanding anything in the Guaranty to the contrary, for purposes of Section 8.01 of the Guaranty, the outstanding amount of this Progeny Facility shall equal the outstanding Contributed Capital of the Class B Preferred Member (each as defined in the PPH Company Agreement) plus the accrued and unpaid Class B Priority Return (as defined in the PPH Company Agreement) plus all other amounts then due and payable to the Class B Preferred Member. As used herein, "PPH Company Agreement" means the Amended and Restated Limited Liability Company Agreement of Piceance Production Holdings LLC, dated as of December 31, 2001, by and among, Williams Production RMT Company, a Delaware corporation, Bison Royalty LLC, a Delaware limited liability company, Plowshare Investors LLC, a Delaware limited liability company, and Piceance Production Holdings LLC, a Delaware limited liability company, as amended, supplemented, amended and restated or otherwise modified from time to time.

Amended and Restated LLC Loan Agreement dated as of June 9, 2000 among Millennium Energy Fund, L.L.C. and MEF Production Payment Trust, as amended, and the Amended and Restated Notes Credit Agreement dated as of June 9, 2000 among MEF Production Payment Trust as the Borrower, certain financial institutions thereto, Credit Lyonnais as Syndication Agent, and Bank of Montreal, as Agent, and the Transaction Documents (as defined therein) related thereto.

All documents, instruments, agreements, certificates and notices at any time executed and/or delivered in connection with any of the foregoing.

LEGACY L/CS

See Attachment 1 attached hereto.

All documents, instruments, agreements, certificates and notices at any time executed and/or delivered in connection with the letters of credit described on Attachment 1.

                                  ATTACHMENT 1

                                [TO BE ATTACHED]

                                   SCHEDULE II
                               CERTAIN OBLIGATIONS


Obligations arising from that certain GSX Project Agreement dated April 23, 2001 among GSX Canada Limited Partnership, Georgia Strait Crossing Pipeline LP, British Columbia Hydro and Power Authority, and Williams Gas Pipeline Company, LLC, as amended from time to time, and agreements related thereto, not to exceed $3 million in the aggregate outstanding at any time.

                                  SCHEDULE III

NEW CREDIT AGREEMENT

1. Citicorp USA, Inc., as Agent on behalf of the Lenders party to that certain Amended and Restated Credit Agreement dated as of October 31, 2002 by and among The Williams Companies, Inc. as Borrower, the Lenders party thereto, Citibank, N.A., Bank of America N.A. and The Bank of Nova Scotia as Issuing Banks, Bank of America N.A. as Syndication Agent, Salomon Smith Barney Inc. as Arranger, and Citicorp USA, Inc., as Agent and Collateral Agent.

PROGENY FACILITIES

1. Castle Associates L.P.* and Colchester LLC and the other Indemnified Persons and Guaranteed Parties as parties to or beneficiaries of that certain Parent Support Agreement dated as of December 23, 1998 by The Williams Companies, Inc. in favor of Castle Associates L. P. and Colchester LLC and the other Indemnified Persons listed therein, as amended (the "Castle Parent Support Agreement"), and related transaction documents. Capitalized terms used but not otherwise defined in this paragraph 1 have the meanings ascribed in the Castle Parent Support Agreement.

2. Credit Lyonnais New York Branch, as Administrative Agent on behalf of the Lenders party to the First Amended and Restated Term Loan Agreement dated as of October 31, 2002 among The Williams Companies, Inc., as Borrower, and Credit Lyonnais New York Branch, as Administrative Agent, and the Lenders named therein, as amended.

3. First Security Bank, N.A. as Certificate Trustee on behalf of the Certificate Holders, Wells Fargo Bank Nevada, N.A., as Collateral Agent, and Bank of America, N.A., as Administrative Agent and Administrator under that certain Second Amended and Restated Participation Agreement, dated as of January 28, 2002, among Williams Oil Gathering, L.L.C., as Lessee, Williams Field Services Company, as Construction Agent, The Williams Companies, Inc., as Guarantor, First Security Bank, N.A. as Certificate Trustee, the Certificate Holders party thereto, Wells Fargo Bank Nevada, N.A., as Collateral Agent, Bank of America, N.A., as Administrative Agent and Administrator, as amended.

4. First Security Bank, N.A. as Certificate Trustee on behalf of the Certificate Holders, Wells Fargo Bank Nevada, N.A., as Collateral Agent, and Bank of America, N.A., as Administrative Agent and Administrator under that certain Second Amended and Restated Participation Agreement, dated as of January 28, 2002, among Williams Field Services - Gulf Coast Company, L.P., as Lessee, Williams Field Services Company, as Construction Agent, The Williams Companies, Inc., as Guarantor, First Security Bank, N.A. as Certificate Trustee, the Certificate Holders party thereto, Wells Fargo Bank Nevada, N.A., as Collateral Agent, Bank of America, N.A., as Administrative Agent and Administrator, as amended.

5. Mizuho Corporate Bank, Ltd., f/k/a The Fuji Bank, Limited, as Administrative Agent on behalf of the Banks party to the $200,000,000 Term Loan Agreement, dated as of January 29, 1999, among The Williams Companies, Inc., as Borrower, and The Fuji Bank, Limited, as Administrative Agent, and the Banks named therein, as amended.

6. Prairie Wolf Investors, L.L.C. and Snow Goose Associates, L.L.C*. and the other Indemnified Persons (as defined in the Joint Venture Sponsor Agreement) as parties to or beneficiaries of that certain Joint Venture Sponsor Agreement, dated as of December 28, 2000, among The Williams Companies, Inc., as Sponsor and Williams Field Services Company, in favor of Prairie Wolf Investors, L.L.C., Arctic Fox Assets, L.L.C., Williams Energy (Canada), Inc. and the other Indemnified Persons listed therein, as amended, and related transaction documents.

7. Tulsa Parking Authority and Bank of America, N.A. (formerly NationsBank of Texas, N.A.) as parties to that certain Letter of Credit and Reimbursement Agreement, dated as of May 15, 1994, among Tulsa Parking Authority, The Williams Companies, Inc., Bank of Oklahoma, National Association, and Bank of America, N.A. (formerly NationsBank of Texas, N.A.), relative to Tulsa Parking Authority First Mortgage Revenue Bonds, as amended, and related transaction documents.

8. Atlantic Financial Group, Ltd., as Lessor, and SunTrust Bank, as Agent on behalf of the Lenders party to that certain Master Agreement, dated as of March 6, 2000, among The Williams Companies, Inc., as Guarantor, Williams TravelCenters, Inc. and certain other subsidiaries of The Williams Companies, Inc., as Lessees, Atlantic Financial Group, Ltd., as Lessor, SunTrust Bank, as Agent, Societe Generale, Southwest Agency, as Documentation Agent, KBC Bank, N.V., as Syndication Agent, and the Lenders party thereto, as amended, and related transaction documents.

9. Piceance Production Holdings LLC*, Plowshare Investors LLC and the other Indemnified Persons (as defined in the PPH Sponsor Agreement) as parties to or beneficiaries of that certain PPH Sponsor Agreement, dated as of December 31, 2001, by The Williams Companies, Inc., as Sponsor, in favor of Piceance Production Holdings LLC, Plowshare Investors LLC, and other Indemnified Persons listed in the agreement, as amended, and related transaction documents.

10. The Guaranteed Parties under that certain Amended and Restated Payment and Performance Guaranty, Indemnity and Undertaking made by The Williams Companies, Inc. in favor of the Guaranteed Parties, dated October 31, 2002, as amended, and related transaction documents.

11. The Guaranteed Parties under that certain First Amendment to Performance Guaranty, Indemnity and Undertaking (Initial LLC Asset) made by The Williams Companies, Inc. in favor of the Guaranteed Parties, dated October 31, 2002, as amended, and related transaction documents.

LEGACY L/CS

1. Each issuer of a letter of credit as set forth on Attachment 1 attached to Schedule I to the Guaranty.






*Notwithstanding anything in the Guaranty to the contrary, the entities marked with an asterisk shall be deemed to be "Financial Institutions" for purposes of the Guaranty for so long as any Person not an affiliate of the Company owns an Equity Interest in such entity.

THE WILLIAMS COMPANIES, INC.

LEGACY LETTERS OF CREDIT - FOR PURPOSE OF PRO RATA DISTRIBUTION OF NET CASH PROCEEDS FROM ASSET SALES

AS OF 10-31-02

LETTER OF                                      ACCOUNT
CREDIT #                                        PARTY                                    BENEFICIARY
---------                                      -------                                   -----------
ABN-AMRO
S815546                            Wilpro Energy Services  PIGAP II Ltd         PDVSA Petroleo y Gas SA

     Total ABN-AMRO

BANK OF AMERICA
C7269699                           MAPCO, Inc.                                  Old Republic Insurance Company
C7269707                           MAPCO, Inc.                                  ACE Insurance Company of Texas
3020403                            WilPro Energy Services (El Furrial) Ltd      Citibank, N.A.
7409323                            The Williams Companies, Inc.                 PDVSA Petroleo y Gas, S.A.
3037033                            Barrett Resources Corporation                Oklahoma Tax Commission
5535821l135652                     TWC                                          Tulsa Parking Authority

     Total Bank of America

JPMORGAN CHASE
P-389157                           The Williams Companies, Inc.                 Citicorp North America Inc. as RCE Agent (Castle)
P-299538                           Wilpro Energy Services (PIGAP II) Limited    PDVSA Petroleo y Gas,  S.A.
P-219203                           Williams Energy Marketing  & Trading         The New York Independent System Operator, Inc.
P-224665                           Williams Energy Marketing  & Trading         Royal Bank of Canada
P-221802                           Williams Energy Marketing  & Trading         California Power  Exchange Corporation
P-221924                           The Williams Companies, Inc.                 National Union Fire Insurance et al
P-222915                           The Williams Companies, Inc.                 United States Fidelity & Guaranty
P-225395                           Williams Production RMT Co.                  Powder River Energy Corp.
P-225403                           Williams Production Mid-Continent Company    U.S. Dept. of Interior Bureau of Indian Affairs

     Total JPMorgan Chase

CITIBANK
33623046                           TWC on behalf of  ACCROVEN, SRL              PDVSA Gas S.A.  ACCRO III & IV Projects
33623048                           TWC on behalf of ACCROVEN, SRL               PDVSA Gas S.A.  ACCRO III & IV Projects
33623049                           TWC on behalf of ACCROVEN, SRL               PDVSA Gas S. ACCRO III & IV Projects

     Total Citibank

ROYAL BANK OF CANADA
1739/s19728                        TWC/WGP-Alliance Canada                      Montreal Trust Company of Canada
1739/s19729                        TWC/WGP-Alliance Canada                      The Bank of Nova Scotia Trust Co. of NY

     Total Royal Bank of Canada

TORONTO DOMINION
1699                               The Williams Companies, Inc.                 Prairie Wolf Investors

     Total Toronto Dominion

WELLS FARGO
NMS232199                          Transco Energy Company                       Transportation Insurance Company

     Total Wells Fargo

                                   Total LC's Outstanding



LETTER OF                                                        EXPIRY          % OF          CASH
CREDIT #                              AMOUNT        DATED         DATE           TOTAL      COLLATERAL
---------                             ------        -----        ------          -----      ----------
ABN-AMRO
S815546                            $   5,000,000    9/1/1999    8/29/2003
                                   -------------
     Total ABN-AMRO                $   5,000,000                                  3.3%     $     471,000

BANK OF AMERICA
C7269699                           $     300,000   3/15/1995    3/30/2003
C7269707                           $   1,582,902   3/15/1995    3/31/2003
3020403                            $   5,652,733  11/15/1999   11/15/2002
7409323                            $     225,000    5/2/2002    5/31/2003
3037033                            $     200,000   4/16/2001    5/11/2003
5535821l135652                     $   8,608,985   5/15/1992    5/31/2003
                                   -------------
     Total Bank of America         $  16,569,620                                 11.0%     $   2,559,000

JPMORGAN CHASE
P-389157                           $   3,800,000  12/23/1998   12/23/2002
P-299538                           $  40,000,000    4/3/2000    4/16/2003
P-219203                           $   5,500,000  11/13/2001    12/1/2002
P-224665                           $   5,000,000   4/22/2002    4/30/2003
P-221802                           $   1,000,000    2/1/2002     2/1/2003
P-221924                           $   9,010,112    2/6/2002     3/1/2003
P-222915                           $   6,650,000    3/7/2002     3/1/2003
P-225395                           $   4,000,000   5/10/2002    5/10/2004
P-225403                           $      30,000   5/13/2002    5/17/2003
                                   -------------
     Total JPMorgan Chase          $  74,990,112                                 49.8%     $   9,720,000

CITIBANK
33623046                           $  32,500,000    3/9/2001     1/6/2003
33623048                           $   4,000,000    3/9/2001     1/6/2003
33623049                           $   1,000,000    3/9/2001     1/6/2003
                                   -------------
     Total Citibank                $  37,500,000                                 24.9%     $   3,536,000

ROYAL BANK OF CANADA
1739/s19728                        $   2,789,778  12/18/2000   12/17/2002
1739/s19729                        $   2,922,000  12/18/2000   12/17/2002
                                   -------------
     Total Royal Bank of Canada    $   5,711,778                                  3.8%     $     547,000

TORONTO DOMINION
1699                               $  10,860,000  12/28/2000   12/28/2005
                                   -------------
     Total Toronto Dominion        $  10,860,000                                  7.2%     $   1,024,000

WELLS FARGO
NMS232199                          $      40,000    2/2/1995     2/2/2003
                                   -------------
     Total Wells Fargo             $      40,000                                  0.0%     $      4,000

                                   $ 150,671,510                                  100%     $ 17,861,000
                                   =============                                          ------------